UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 25, 2006

MANUGISTICS GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22154	52-1469385
(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9715 Key West Avenue Rockville, Maryland	20850
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (301) 255-5000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

As previously announced, on April 24, 2006, Manugistics Group, Inc. (the “Company”) entered into an Agreement and Plan of Merger by and among the Company, JDA Software Group, Inc. (“JDA”) and Stanley Acquisition Corp., a wholly-owned subsidiary of JDA, (“Merger Sub”), pursuant to which Merger Sub will be merged with and into the Company, with the Company continuing after the merger as a wholly-owned subsidiary of JDA. The Company and JDA announced today that they were granted early termination under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with the merger. A copy of the joint press release announcing the grant of early termination is attached as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1.	Joint Press Release dated May 25, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANUGISTICS GROUP, INC.

Date: May 25, 2006	By:	/s/ Joseph L. Cowan
Joseph L. Cowan
Chief Executive Officer